UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2026

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
Praxis Precision Medicines, Inc. (the “Company”) is providing the following business updates:
Elsunersen
The Company announced positive topline results from the EMBRAVE Part A trial of elsunersen in pediatric patients with early-seizure onset SCN2A development and epileptic encephalopathy (“DEE”). EMBRAVE Part A is a randomized, placebo-controlled Phase 1/2 trial evaluating the safety and efficacy of ascending doses of elsunersen in patients with SCN2A DEE. Nine patients, aged 2-12 years old, were randomized 3:1 to receive either elsunersen or sham procedure every 4 weeks for 24 weeks, followed by an open-label extension (“OLE”); all 9 patients continued to the OLE. Patients received a starting dose of 1 mg with optional dose escalation based on observed seizure reduction and individual tolerability.
Key results from EMBRAVE Part A
Efficacy
•Elsunersen treatment led to a 77% placebo-adjusted seizure reduction from baseline (p=0.015, 95 CI [33,92]).
•57% of patients had at least a 28-day period of seizure freedom.
•Efficacy was sustained in the OLE for up to one year.
•100% of elsunersen patients improved across sleep, motor function, muscle tone, attention or neuropsychomotor development compared to no improvements in placebo group.
Safety
•Elsunersen was well-tolerated, with no drug-related serious adverse events, no discontinuations and no neuroinflammation signals at doses up to 8 mg.
•Most treatment-emergent adverse events (“TEAEs”) were mild to moderate. TEAEs were consistent with the EMBRAVE Part 1 study.
Relutrigine
The U.S. Food and Drug Administration (the “FDA”) has accepted for priority review the Company’s New Drug Application for relutrigine for the treatment of SCN2A and SCN8A DEEs. The FDA has set a target action date under the Prescription Drug User Fee Act of September 27, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: April 6, 2026	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer